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                          PURCHASE AND OPTION AGREEMENT

                                 by and between

                 PERC Management Company Limited Partnership

                                       and

                 The Prudential Insurance Company of America

                                 September 1997

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                          PURCHASE AND OPTION AGREEMENT

This PURCHASE AND OPTION AGREEMENT (the "Agreement"), dated as of September __, 1997, is made and entered into by and between PERC Management Company Limited Partnership, a Maine limited partnership ("Buyer"), and The Prudential Insurance Company of America, a New Jersey mutual insurance company ("Seller").

WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, on the terms and subject to the conditions set forth in this Agreement, 77% of Seller's right, title and interest as a limited partner in and to Penobscot Energy Recovery Company, Limited Partnership, a Maine limited partnership (the "PERC Partnership") and of its right, title and interest in, to and under the Second Amended and Restated Agreement and Certificate of Limited Partnership, dated as of May 15, 1986, among Buyer, Energy National, Inc., a Utah corporation ("ENI"), and Seller, as amended by the First Amendment, dated as of June 14, 1991 (as so amended, the "PERC Partnership Agreement"), which 77% interest in the PERC Partnership and PERC Partnership Agreement is hereinafter referred to as the "PERC Assigned Interest."

WHEREAS, Seller desires to grant to Buyer, and Buyer desires to purchase from Seller, on the terms set forth in this Agreement, an option to purchase the remaining 23% of the Seller's right, title and interest as a limited partner in and to the PERC Partnership and the PERC Partnership Agreement (including any distributions of, or resulting from, warrants currently held or that may be acquired by the PERC Partnership that entitle the holder to acquire securities of Bangor Hydro-electric Company, a Maine corporation, but excluding the next annual distribution of "Net Cash Flow" (as defined in the PERC Partnership Agreement) to be made in respect of such 23% limited partnership interest pursuant to Section 5 of the PERC Partnership Agreement (expected to be made in or about April 1998), any other distributions of Net Cash Flow made in respect of such 23% limited partnership interest for the period commencing on the Closing Date (as hereinafter defined) and ending on the Exercise Date (as hereinafter defined) and any distributions made as a result of a Refunding (defined below) (provided such Refunding occurs during the Option Term (defined below)), which 23% interest (after giving effect to the foregoing adjustments) in the PERC Partnership is hereafter referred to as the "Option Interest."

WHEREAS, Seller desires to sell, and Buyer desires to purchase from Seller, on the terms and subject to the conditions set forth in this Agreement, all of Seller's right, title and interest as a limited partner (comprising an 83.333% limited partnership interest) in and to Orrington Waste, Ltd. Limited Partnership, an Oregon limited partnership (the "OWL Partnership"), and all of Seller's right, title and interest in, to and under the Agreement of Limited Partnership, dated January 8, 1993, between Pacific Orrington Energy, Inc., an Oregon corporation ("OEI"), and Seller (the "OWL Partnership Agreement"), which interest in and to the OWL Partnership and in, to and under the OWL Partnership Agreement is hereinafter referred to as the "OWL Assigned Interest."

            NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements and the conditions set forth in this Agreement, Buyer and Seller hereby agree as follows:

             ARTICLE I - TRANSFER OF INTERESTS AND PURCHASE PLAN

            1.01 Transfer of PERC Assigned Interest and OWL Assigned Interest. On the terms and subject to all of the conditions set forth in this Agreement, at the Closing (as hereinafter defined), Seller shall sell, transfer and assign to Buyer, and Buyer shall purchase and acquire from Seller, all of Seller's right, title and interest, as of the date hereof, in and to the PERC Assigned Interest and all of Seller's right, title and interest in and to the OWL Assigned Interest.

            1.02 Amount. The purchase price for the PERC Assigned Interest shall be Eleven Million Seven Hundred Thirty-Six Thousand Nine Hundred and Five Dollars ($11,736,905) (the "PERC Purchase Price") and the purchase price for the OWL Assigned Interest shall be Two Hundred Thousand Dollars ($200,000) (the "OWL Purchase Price").

            1.03 Manner of Payment. On the terms and subject to all of the conditions set forth in this Agreement, Buyer shall pay to Seller the PERC Purchase Price and the OWL Purchase Price by wire transfer of such amounts (in immediately available funds) on the Closing Date to Bank of New York, New York, New York, ABA No.021u000u018, Account No.89003-05290, PIC Misc. Pooled Asset Account, Penobscot LP, or to such other account as Seller may notify Buyer of in writing.

                      ARTICLE II - OPTION AND OPTION PRICE

            2.01 Grant of Option. On the terms and subject to all of the conditions set forth in this Agreement, Seller hereby grants to Buyer, effective as of the Closing Date, the option to purchase the Option Interest (the "Option").

            2.02 Option and Exercise Price. The purchase price of the Option shall be Three Hundred Thousand Dollars ($300,000) (the "Option Price"). The exercise price of the Option shall be Two Million One Hundred Thousand Dollars ($2,100,000) (the "Exercise Price"). If the Option is exercised, the Option Price shall not be applied to the Exercise Price.

            2.03 Option Term. Buyer may exercise the Option at any time from the Closing Date until the later of (i) the thirteenth (13th) month following the Closing Date, and (ii) seven months following the closing date of the refunding of the Floating Rate Demand Resource Recovery Revenue Bonds (Penobscot Energy Recovery Company Project -- Series 1986 A and B (the "Refunding")), issued by the Town of Orrington, Maine, pursuant to that certain Trust Indenture, dated April 1, 1986 between the Town of Orrington and Mellon Bank, N.A., as trustee, as supplemented, but in no event shall the Option expire later than December 31, 1998 (the "Option Term").

            2.04 Manner of Payment of Option Price. On the terms and subject to all of the conditions set forth in this Agreement, Buyer shall pay to Seller the Option Price by wire transfer of such amount (in immediately available funds) on the Closing Date to the account named in Section 1.03 or to such other account as Seller may notify Buyer of in writing.

            2.05 Method of Exercise and Payment of Exercise Price. The Option may be exercised by delivery, within the Option Term, of written notice to the Seller at least 30 days prior to the intended date of exercise (the "Exercise Date") of the Option. On the Exercise Date, Buyer and Seller shall follow the same closing and payment procedures as are described in Articles III and VI of this Agreement.

                              ARTICLE III - CLOSING

            3.01 Closing. The closing of the transactions contemplated by
Article I (the "Closing") and Article II of this Agreement shall take place at the offices of Buyer. The Closing shall take place on the date hereof or at such other location, time or date as may be agreed to in writing between Seller and Buyer (such date of the Closing being herein called the "Closing Date").

            3.02 General Procedure. At the Closing, each party shall deliver to the party entitled to receipt thereof the documents required to be delivered pursuant to Articles VI and VII hereof and such other documents, instruments and materials (or complete and accurate copies thereof, where appropriate) as may be reasonably required in order to effectuate the intent and provisions of this Agreement, and all such documents, instruments and materials shall be reasonably satisfactory in form and substance to counsel for the receiving party. The conveyance, transfer, assignment and delivery of the PERC Assigned Interest, the OWL Assigned Interest, or the Option Interest, as the case may be, shall be effected by Seller's execution and delivery to Buyer of an assignment substantially in the form attached hereto as Exhibit A (the "PERC Assignment"), Exhibit B hereto (the "OWL Assignment") or Exhibit C hereto (the "PERC Option Assignment"), respectively, and such other instruments of conveyance, transfer, assignment and delivery as Buyer shall reasonably request to cause Seller to transfer, convey, assign and deliver the PERC Assigned Interest, the OWL Assigned Interest or the Option Interest, as the case may be, to Buyer.

            ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF SELLER

            Seller hereby represents and warrants to Buyer that:

            4.01 Execution, Delivery; Valid and Binding Agreement. The execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized by Seller and no other proceedings on its part are necessary to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed and delivered by Seller and, assuming that this Agreement is the valid and binding agreement of Buyer, constitutes the valid and binding obligation of Seller, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights or by general principles of equity.

            4.02 No Breach. The execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby do not conflict with or result in any breach of any of the provisions of, or constitute a default under, result in a violation of, result in the creation of a right of termination or acceleration or any lien, security interest, charge or authorization, consent, approval, exemption or other action by or notice to any court or other governmental body, under the provisions of any indenture, mortgage, lease, loan agreement or other agreement or instrument by which Seller, the PERC Assigned Interest, the OWL Assigned Interest or the Option Interest are bound or affected or any law, statute, rule or regulation or order, judgment or decree to which Seller, the PERC Assigned Interest or the Option Interest are subject.

            4.03 Good Title; No Liens. Seller owns good title to the PERC Assigned Interest, the Option Interest and the OWL Assigned Interest, free and clear of all liens and encumbrances. Seller has not previously sold, transferred or assigned any of its interest in the PERC Partnership (other than previous partial sales of such interest to Buyer, if any) or the OWL Partnership, nor has it acquired any of its interest in the PERC Partnership during the past twelve months. Seller agrees not to sell, assign, transfer or in any way encumber the Option Interest during the Option Term.

             ARTICLE V - REPRESENTATIONS AND WARRANTIES OF BUYER

            Buyer hereby represents and warrants to Seller that:

            5.01 Execution, Delivery; Valid and Binding Agreement. The execution, delivery and performance of this Agreement by Buyer and the consummation of the transactions contemplated hereby have been duly and validly authorized by Buyer, and no other corporate proceedings on its part are necessary to authorize the execution, delivery or performance of this Agreement. This Agreement has been duly executed and delivered by Buyer and, assuming that this Agreement is the valid and binding agreement of Seller, constitutes the valid and binding obligation of Buyer, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights or by general principles of equity.

            5.02 No Breach. The execution, delivery and performance of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby do not conflict with or result in any breach of any of the provisions of, constitute a default under, result in a violation of, result in the creation of a right of termination or acceleration or any lien, security interest, charge or encumbrance upon any assets of Buyer, or require any authorization, consent, approval, exemption or other action by or notice to any bank, trustee or other person (however constituted) or any court or other governmental body, under the provisions of any indenture, mortgage, lease, loan agreement or other agreement or instrument by which Buyer is bound or affected (other than those obtained and in full force and effect as of the Closing Date or closing date for the exercise of the Option, as applicable), or any law, statute, rule or regulation or order, judgment or decree to which Buyer is subject. The execution of the Agreement and the Assignment Agreement is authorized by the PERC Partnership Agreement and no further consent or approval of the partners of the PERC Partnership, other than those expressly contemplated in Section VII hereof, is required.

            5.03 Accredited Investor; Investment Purposes. Buyer is an "accredited investor" as defined under Regulation D promulgated under the Securities Act of 1933, as amended. Buyer is acquiring the PERC Assigned Interest, the OWL Assigned Interest, and the Option, and, upon exercise of the Option will acquire the Option Interest, for its own account for investment and not with a view to, or for sale or resale in connection with, any public distribution thereof or with any present intention of selling, distributing or otherwise disposing of the PERC Assigned Interest, the OWL Assigned Interest, the Option or the Option Interest, except such sales thereof as are made not in violation of the Securities Act of 1933, as amended, the applicable securities or "blue sky" laws of any State and any other applicable law. Buyer possesses sufficient knowledge and experience in financial and business matters so that it is capable of evaluating the merits and risks of purchasing the PERC Assigned Interest, the OWL Assigned Interest, the Option and the Option Interest, as the case may be.

            5.04 Investigation. Buyer has performed such investigations and undertaken such due diligence in respect of the PERC Partnership, the OWL Partnership, the assets of each such partnership, the PERC Partnership Agreement, the OWL Partnership Agreement and the documents and agreements related thereto as it in the exercise of its independent judgment deemed necessary under the circumstances. Buyer is entering into this Agreement and the transactions contemplated hereby without reliance upon any representation or warranty from Seller other than such representations and warranties as are expressly set forth in this Agreement and the agreements, certificates and other documents executed and delivered by Seller as of the Closing Date.

            5.05 Access to Information. Buyer has provided to Seller full access to all of the books and records of the PERC Partnership and has caused OEI to provide to Seller full access to all of the books and records of the OWL Partnership and has provided to Seller all agreements (including the most recent drafts of documents proposed to be entered into in connection with the Refunding) material to an appraisal by Seller of the value of the PERC Assigned Interest, the OWL Assigned Interest, the Option and the Option Interest. Buyer hereby represents that, other than the Refunding, the restructuring of the power purchase agreement with Bangor Hydro-electric Company and the related waste disposal agreements, there are no pending or proposed transactions, and neither the Buyer nor PERC Partnership are currently involved in any negotiations, that are or could be material to an appraisal by Seller of the value of the PERC Assigned Interest, the OWL Assigned Interest, the Option and the Option Interest.

                            ARTICLE VI - THE CLOSING

6.01 Seller's Closing Obligations. On the Closing Date (or the closing date of the Option Interest, if the Option is exercised), Seller shall have (a)delivered to Buyer the PERC Assignment and the OWL Assignment (on the Closing Date) or the PERC Option Assignment (on the Exercise Date) and such other instruments of conveyance, transfer, assignment and delivery as Buyer shall have reasonably requested pursuant to
Section 3.02 hereof; and (b)satisfied (or Buyer has waived in writing) each of the conditions to Buyer's obligations as set forth in Article VI.

6.02 Buyer's Closing Obligations. On the Closing Date (or the closing date of the Option Interest, if the Option is exercised), Buyer shall have (a)delivered to Seller a wire transfer in immediately available funds in the amount of $12,236,905 (or $2,100,000, upon exercise of the Option) and a duly executed counterpart of each of the PERC Assignment and the OWL Assignment; and
(b)satisfied (or Seller has waived in writing) each of the conditions to Seller's obligations set forth in Article VII.

                       ARTICLE VII - CONDITIONS TO CLOSING

7.01 Conditions to Seller's Obligations. The obligations of Seller hereunder are subject to the satisfaction, or waiver in writing by Buyer, as of the Closing Date, of the following conditions:

            (a) Amendment of PERC Partnership Agreement. The PERC Partnership Agreement shall have been amended as of the Closing Date, (i) to adjust the percentage interests of partners to reflect the sale of the PERC Assigned Interest, (ii) to relieve Seller of all obligations under the PERC Partnership Agreement to make capital contributions or other payments to the PERC Partnership, (iii) to provide for the transfer of the Option Interest upon exercise of the Option without further amendment of the PERC Partnership Agreement or consent of the other partners, (iv) to provide that the indemnity contained in Section 8.1(b) shall survive the transfer of the PERC Partnership Agreement and the Option Interest with respect to any claims Seller may have arising out of actions or events occurring prior to the transfer of the Option Interest, and (v) to make such other amendments thereof as are necessary to reflect the transactions contemplated hereby, all by a Second Amendment in substantially the form attached hereto as Exhibit D.

            (b) PERC Capital Contribution Agreement. Buyer shall have caused Seller to be released from all of its remaining obligations under that certain Capital Contribution Agreement, dated May 15, 1986, as amended, between Seller and the PERC Partnership, and shall have obtained the consent of Morgan Guaranty Trust Company ("Morgan") to such release, and shall have obtained the consents of the Required Banks (as defined in the Credit Agreement) to such release and the transfers which are the subject matter of this Agreement, such release and consents each to be in form and substance satisfactory to Seller.

            (c) OEI Consent. Buyer shall have obtained for the benefit of Seller the consent of OEI to the transfer of the OWL Partnership Interest.

            (d) OWL Capital Contribution Agreement. Buyer shall have caused Seller to be released from all of its remaining obligations under that certain Capital Contribution Agreement, dated January 15, 1993, between Seller and the OWL Partnership, and shall have obtained for the benefit of Seller the consent of Morgan to such release, such release and consent each to be in form and substance satisfactory to Seller.

            (e) Opinions; Certificates. Buyer shall have delivered to Seller an opinion of counsel in form and substance satisfactory to Seller.

                          ARTICLE VIII - MISCELLANEOUS

            8.01 Expenses. Except as otherwise expressly provided for herein, Seller and Buyer will pay all of their own expenses in connection with the negotiation of this Agreement, the performance of their respective obligations hereunder and the consummation of the transactions contemplated by this Agreement (whether consummated or not); provided that Buyer shall pay, when invoiced, Seller's attorney's fees incurred in connection with the transactions contemplated by the Agreement.

            8.02 Amendment and Waiver. This Agreement may not be amended or waived except in a writing executed by the party against which such amendment or waiver is sought to be enforced. No course of dealing between any persons having any interest in this Agreement will be deemed effective to modify or amend any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

            8.03 Complete Agreement. This Agreement contains the complete agreement between the parties and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the transfer of the PERC Assigned Interest, the Option , the Option Interest or the OWL Assigned Interest.

            8.04 Counterparts. This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.

            8.05 Governing Law. The internal law, without regard to conflicts of laws principles, of the State of New York will govern all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement.

            8.06 Survival. The covenants, representations and warranties contained in this Agreement shall survive the Closing.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    PERC MANAGEMENT COMPANY LIMITED
                                    PARTNERSHIP

                                    BY:  PERC, INC., General Partner



                                    By /s/ Martin J. Sergi
                                       ----------------------------------
                                    Its: President


                                    THE PRUDENTIAL INSURANCE COMPANY
                                    OF AMERICA



                                    By  /s/ John Wand
                                       ----------------------------------
                                    Its: Vice President

               EXHIBIT A - ASSIGNMENT OF PERC PARTNERSHIP INTEREST

THIS AGREEMENT, made and entered into as of the ____ day of ________, 199__, by and between PERC Management Company Limited Partnership ("Buyer") and The Prudential Insurance Company of America (the "Seller").

                                   WITNESSETH:

WHEREAS, Seller owns a limited partnership interest in Penobscot Energy Recovery Company, Limited Partnership (the "Partnership"); and

WHEREAS, Seller desires to sell to Buyer 77% of Seller's right, title and interest in and to such partnership interest (the "PERC Assigned Interest"); and

      WHEREAS, the Buyer desires to purchase the PERC Assigned Interest in consideration of the cash payment to Seller of Eleven Million Seven Hundred Thirty-Six Thousand Nine Hundred Five Dollars ($11,736,905).

NOW THEREFORE, Seller hereby transfers to Buyer all of Seller's right, title and interest in and to the PERC Assigned Interest from and after the date hereof.

1. Buyer hereby, and by these presents, accepts the Sellers tender of the PERC Assigned Interest and assumes Seller's obligations in respect thereof.

      2. Seller and Buyer each warrants and represents that it is not in default under any provision of the PERC Partnership Agreement.

      3. This Agreement shall bind the parties hereto, their heirs, successors, legal representatives and assigns.

      IN WITNESS WHEREOF, the parties hereto have set their hands as of the day and year first above written.

BUYER:                                    SELLER:

PERC MANAGEMENT COMPANY                   THE PRUDENTIAL INSURANCE
LIMITED PARTNERSHIP                       COMPANY OF AMERICA
BY: PERC, INC., General Partner

By___________________________             By_______________________________
Its__________________________             Its______________________________

                EXHIBIT B - ASSIGNMENT OF OWL PARTNERSHIP INTEREST

THIS AGREEMENT, made and entered into as of the ____ day of ___________, 199__, by and between PERC Management Company Limited Partnership ("Buyer") and The Prudential Insurance Company of America (the "Seller").

                                   WITNESSETH:

WHEREAS, Seller owns a limited partnership interest in Orrington Waste, Ltd. Limited Partnership, an Oregon limited partnership (the "Partnership"); and

WHEREAS, Seller desires to sell to Buyer all of Seller's right, title and interest in and to such partnership interest (the "Assigned Interest"); and

      WHEREAS, the Buyer desires to purchase the Assigned Interest in consideration of the cash payment to Seller of Two Hundred Thousand Dollars ($200,000).

NOW THEREFORE, Seller hereby transfers to Buyer all of Seller's right, title and interest in and to the Assigned Interest from and after the date hereof.

1. Buyer hereby, and by these presents, accepts the Seller's tender of the Assigned Interest and assumes Seller's obligations in respect thereof.

      2. Seller and Buyer each warrants and represents that it is not in default under any provision of the Agreement of Limited Partnership, dated January 8, 1993, as amended.

      3. This Agreement shall bind the parties hereto, their heirs, successors, legal representatives and assigns.

      IN WITNESS WHEREOF, the parties hereto have set their hands as of the day and year first above written.

BUYER:                                    SELLER:

PERC MANAGEMENT COMPANY                   THE PRUDENTIAL INSURANCE
LIMITED PARTNERSHIP                       COMPANY OF AMERICA
By:  PERC, INC., General Partner


By___________________________             By_______________________________
Its__________________________             Its______________________________

          EXHIBIT C - ASSIGNMENT OF REMAINING PERC PARTNERSHIP INTEREST

THIS AGREEMENT, made and entered into as of the ____ day of ___________, 199__, by and between PERC Management Company Limited Partnership ("Buyer") and The Prudential Insurance Company of America (the "Seller").

                                   WITNESSETH:

WHEREAS, Seller originally owned a limited partnership interest in Penobscot Energy Recovery Company, Limited Partnership (the "Partnership"); and

WHEREAS, on _________, 1997, Buyer purchased from Seller 77% of Seller's right, title and interest in and to such partnership interest (the "Initial Assignment"); and

WHEREAS, in conjunction with the Initial Assignment, Seller granted to Buyer an option (the "Option") to purchase all of Seller's remaining right, title and interest in and to the Partnership that was not transferred at the time of the Initial Assignment (the "Option Interest"); and

      WHEREAS, the Buyer desires to exercise the Option in consideration of the cash payment to Seller of Two Million One Hundred Thousand Dollars ($2,100,000).

NOW THEREFORE, Seller hereby transfers to Buyer all of Seller's right, title and interest in and to the Option Interest from and after the date hereof.

1. Buyer hereby, and by these presents, accepts the Seller's tender of the Option Interest and assumes Seller's obligations in respect thereof.

      2. Seller and Buyer each warrants and represents that it is not in default under any provision of the PERC Partnership Agreement.

      3. This Agreement shall bind the parties hereto, their heirs, successors, legal representatives and assigns.

      IN WITNESS WHEREOF, the parties hereto have set their hands as of the day and year first above written.

BUYER:                                    SELLER:

PERC MANAGEMENT COMPANY                   THE PRUDENTIAL INSURANCE
LIMITED PARTNERSHIP                       COMPANY OF AMERICA
BY: PERC, INC., General Partner

By___________________________             By_______________________________
Its__________________________             Its______________________________